UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 25, 2011

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On May 25, 2011, VIVUS, Inc. presented three poster presentations at the 2011 European Congress on Obesity (ECO) meeting being held May 25 to May 28, 2011, at the ICEC Lütfi Kirdar Convention & Exhibition Center in Istanbul, Turkey.  The posters are entitled as follows:

• Efficacy and Tolerability of Topiramate Alone and in Combination with Phentermine;

• Weight Loss With Low-Dose, Controlled-Release Phentermine/Topiramate Therapy Improves Glycaemic Status and Prevents Progression to Type 2 Diabetes Mellitus; and

• Long-term Treatment With Controlled-Release Phentermine/Topiramate Demonstrates Sustained Weight Loss Over 108 Weeks.

A graphical representation of each poster (including the reproduction of its contents) presented by the Company are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Poster entitled, “Efficacy and Tolerability of Topiramate Alone and in Combination with Phentermine” and a reproduction of the contents thereof.
99.2

Poster entitled, “Weight Loss With Low-Dose, Controlled-Release Phentermine/Topiramate Therapy Improves Glycaemic Status and Prevents Progression to Type 2 Diabetes Mellitus” and a reproduction of the contents thereof.

99.3	Poster entitled, “Long-term Treatment With Controlled-Release Phentermine/Topiramate Demonstrates Sustained Weight Loss Over 108 Weeks” and a reproduction of the contents thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry Vice President and Chief Accounting Officer

Date:  May 25, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Poster entitled, “Efficacy and Tolerability of Topiramate Alone and in Combination with Phentermine” and a reproduction of the contents thereof.
99.2

Poster entitled, “Weight Loss With Low-Dose, Controlled-Release Phentermine/Topiramate Therapy Improves Glycaemic Status and Prevents Progression to Type 2 Diabetes Mellitus” and a reproduction of the contents thereof.

99.3	Poster entitled, “Long-term Treatment With Controlled-Release Phentermine/Topiramate Demonstrates Sustained Weight Loss Over 108 Weeks” and a reproduction of the contents thereof.